SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

SINO GAS INTERNATIONAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy — Subject to Completion Dated October 22, 2013

Sino Gas International Holdings, Inc.

October [●], 2013

Dear Shareholder:

On behalf of the Board of Directors of Sino Gas International Holdings, Inc. (the “Sino Gas”), I invite you to attend our 2013 Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Tian Xing Garden Hotel

National Geographic Information Technology Industrial Park, Building 1A

North Gate Airport Business District (AIR CBD), Beijing 101300

On:	November 18, 2013

Time:	8:30 AM, Beijing time

The Notice of Annual Meeting of Shareholders (the “Notice”), the Proxy Statement (the “Proxy Statement”), a form of proxy and our annual report to shareholders for the year ended December 31, 2012 (the “Annual Report”) accompany this letter.

As more fully described in the attached Notice and the accompanying Proxy Statement, the principal business to be addressed at the Annual Meeting is as follows: the election of directors, a non-binding advisory vote concerning compensation of Sino Gas named executives and a non-binding advisory vote concerning the frequency of voting concerning named executive compensation.

In addition, our management will report on our results and will be available to respond to your questions.

As Sino Gas shareholders, your vote is important; please vote your shares as soon as possible. We know that many of our shareholders will be unable to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please take the time now to read the enclosed Notice, Proxy Statement and Annual Report and please return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card and you may revoke your proxy at any time before it is exercised. Regardless of the number of Sino Gas shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Sino Gas. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Yuchuan Liu
Yuchuan Liu Chairman of the Board and Chief Executive Officer

Preliminary Copy — Subject to Completion Dated October 22, 2013

Sino Gas International Holdings, Inc.

Notice of Annual Meeting of Shareholders

to be Held on November 18, 2013

To the Shareholders of Sino Gas International Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Sino Gas International Holdings, Inc., a Utah corporation (the “Company”), will be held on November 18, 2013, at 8:30 AM, Beijing time, at the Tian Xing Garden Hotel, National Geographic Information Technology Industrial Park Building 1A , North Gate Airport Business District (AIR CBD), Beijing, 100300, People’s Republic of China for the following purposes:

1.	To elect five (5) persons (the “Nominees”) to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;
2.	Advisory resolution to approve, on a non-binding basis, the compensation of the Company’s named executive officers as described in this proxy statement;
3.	Advisory resolution to approve, on a non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice (the “Proxy Statement”). Our annual report to shareholders for the year ended December 31, 2012 (the “Annual Report”) accompanies this Notice, but it is not deemed to be part of the Proxy Statement. A form of proxy also accompanies this Notice.

The Board unanimously recommends a vote FOR the election of the Nominees as directors; FOR the adoption of the non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and THREE YEARS for the non-binding advisory resolution to approve the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers.

The Board has fixed the close of business on October 22, 2013 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the Annual Meeting. A list of such shareholders will be available for examination by a shareholder for any purpose relevant to the Annual Meeting during ordinary business hours at the offices of the Company at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China starting two (2) business days after the date of this Notice.

You are cordially invited to attend the Annual Meeting. PLEASE VOTE AS SOON AS POSSIBLE.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and Annual Report, and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Annual Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with preparations for the Annual Meeting. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on November 18, 2013: The Proxy Statement and the Annual Report are available at http://www.sino-gas.com/.

By Order of the Board of Directors,

/s/ Yuchuan Liu
Yuchuan Liu Chairman of the Board and Chief Executive Officer

October [●], 2013

Preliminary Copy — Subject to Completion Dated October 22, 2013

SINO GAS INTERNATIONAL HOLDINGS, INC.

PROXY STATEMENT

General Information

In this proxy statement (the “Proxy Statement”), the words “SGAS,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Sino Gas International Holdings, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

Why am I receiving these materials?

This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of the Company for the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company.

What is included with these materials?

These materials include this Proxy Statement, a Notice of Annual Meeting of Shareholders (the “Notice”), a form of proxy, and the Company’s annual report to shareholders for the year ended December 31, 2012 (the “Annual Report”), which includes our audited consolidated financial statements.

The approximate date on which the Proxy Statement, the Notice, the Annual Report and the form of proxy are intended to be sent or given to shareholders is October [●], 2013.

What information is contained in the Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance and certain other required information.

Where will the Annual Meeting be held?

The Annual Meeting is to be held at 8:30 AM, Beijing time, on November 18, 2013, and at any adjournment or adjournments thereof, at Tian Xing Garden Hotel, National Geographic Information Technology Industrial Park Building 1A North Gate Airport Business District (AIR CBD), Beijing 101300, People’s Republic of China (“PRC”).

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	the election five (5) directors to the Board of Directors of the Company (the “Board”);
•	A proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as described in this proxy statement; and
•	A proposal to approve, on an advisory and non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers

We will also consider any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

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How does the Board recommend that I vote?

The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

Proposal One:	“FOR” each of the nominees to the Board;
Proposal Two:	“FOR” approval of the compensation of the Company’s named executive officers described in this Proxy Statement; and
Proposal Three:	FOR “THREE YEARS” frequency of non-binding shareholder votes for compensation of named executive officers.

If any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the proxy holders will vote on that matter in their discretion.

Who is entitled to vote at the Annual Meeting?

Each share our Common Stock, $.001 par value (the “Common Stock”), issued and outstanding as of the close of business on October 22, 2013 (the “Record Date”) is entitled to notice of and to vote on all items being voted on at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the Annual Meeting.

Each share of series B convertible preferred stock (“Series B”) issued and outstanding as of the close of business on the Record Date is entitled to notice of and to vote on all items being voted on at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the Annual Meeting.

Shares of Series B vote together with shares of Common Stock on all matters upon which shareholders are entitled to vote. On those matters upon which the Series B votes together with the Common Stock as a single class, each share of Series B carries a number of votes equal to the number of shares of Common Stock that would be issuable upon conversion of the Series B.

As of the date of this Proxy Statement, we have issued and outstanding (i) [●] shares of Common Stock, and (iii) 200,997 shares of Series B.

You may vote all shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

How can I find out if I am a stockholder of record entitled to vote?

A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and starting two (2) business days after the date of this Proxy Statement, during office hours, at the executive offices of the Company at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China; by contacting the Company’s investor relations department at the preceding address or at the following telephone number: +86 10 8260 0041 ext. 834.

How many votes am I entitled to per share?

Each holder of shares of Common Stock is entitled to one vote for each share Common Stock held as of the Record Date.

What is the quorum requirement for the Annual Meeting?

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

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Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Fidelity Transfer Company, you are considered, with respect to those shares, the stockholder of record and these materials were sent directly to you by us.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote such shares.

If I am a stockholder of record of shares of the Company’s Common Stock, how do I vote?

As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. If you choose not to attend the Annual Meeting you may vote by mail by submitting the proxy card provided to you.

If I am a beneficial owner of shares of the Company’s Common Stock, how do I vote?

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by mail by submitting the proxy card or voting information form, or by otherwise referring to the instructions provided to you by the broker, trust, bank or other nominee that holds your shares.

What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on Proposals 1-3 in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name; “Broker Non-Votes.”

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares may inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

When we tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present for that matter, but will not otherwise be counted. For example, please note that brokers may not vote your shares on Proposals 1-3 in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the enclosed materials.

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Which proposals are considered “routine” or “non-routine”?

We believe that Proposal 1 (election of directors), Proposal 2 (non-binding approval of compensation of our named executive officers) and Proposal 3 (non-binding approval of frequency of executive compensation approvals) involve matters that will be considered non-routine.

How are abstentions and broker non-votes treated?

For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy for each matter.

For each “non-routine” proposal, including whether the stockholders have elected the five (5) director nominees, broker non-votes are not counted. Please note that brokers may not vote your shares on Proposals 1-3 in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. You cannot abstain in the election of directors—you can only vote FOR the director nominees or WITHHOLD VOTES for such nominees.

For each proposal other than the election of directors an abstention will have the same effect as a vote AGAINST such proposal.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1	Election of Directors	Five (5) individuals have been nominated by the Board for election to serve as directors.

The holders of our Common Stock are entitled to vote on the election of the directors. The directors are elected by a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote on the election of directors.

This means that the five (5) individuals nominated for election to the Board who receive the most FOR votes among votes properly cast in person or by proxy will be elected. Each holder of our Common Stock is entitled to one vote for each share held and does not have cumulative voting rights.

Only FOR or WITHHOLD votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of directors and broker non-votes are not counted.

Proposal 2	Non-binding Approval of Executive Compensation	The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Each holder of our Common Stock is entitled to one vote for each share held.

Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.

Proposal 3	Non-binding Approval of Frequency of Executive Compensation Voting	The frequency alternative receiving the highest number of votes will be deemed to be the selection of the shareholders.

Abstentions and Broker non-votes are not counted.

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May I change my vote after I have voted?

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the Annual Meeting will not revoke a proxy. Such revocation may be affected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the investor relations department at the address of our principal office set forth below in this Proxy Statement, or by your attendance and voting in person at the Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

Why did I only receive one set of materials when there is more than one stockholder at my address?

Only one copy of the Company’s Annual Report and Proxy Statement for the 2013 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate proxy card will be delivered to each shareholder at a shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact our investor relations department at: Chunying Chai, Investor Relations Contact, Sino Gas International Holdings, Inc. at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, Telephone number +86 10 8260 0041 ext. 834, and we will promptly mail you copies.

Alternatively, if you have received multiple copies of any of the Proxy Statement or Annual Report and, in the future, would only like to receive one set, please contact the investor relations department using the above contact information.

Who is paying the cost of this proxy solicitation?

Proxies are being solicited by and on behalf of the Board. We will pay the costs related to soliciting proxies, including preparing, assembling and mailing the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of our Common Stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our Common Stock.

As a result of the potential solicitation of proxies by the Group (as further discussed in the section “Information Concerning Competing Solicitations” below) the Company’s expenses related to its solicitation of proxies will exceed those normally spent for an annual meeting. Such additional costs, excluding the costs of litigation (if any), are expected to aggregate up to approximately $100,000 if a competing solicitation occurs, of which approximately $15,000 has been spent to date. The additional solicitation costs are expected to include the fees payable to a proxy solicitor, fees of outside counsel to advise the Company in connection with a contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of the Company’s stock, as described above, and the costs of retaining an independent inspector of election. Appendix A attached to this Proxy Statement sets forth certain information relating to the Company’s directors, officers and other participants who may be soliciting proxy’s on the Company’s behalf.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.

Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;
•	To allow for the tabulation and certification of votes; and
•	To facilitate a proxy solicitation.

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the Annual Meeting should be directed to our investor relations department at the Company’s mailing address below:

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Sino Gas International Holdings, Inc.

Attention: Investor Relations Department

No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083

+86 10 8260 0041 ext. 834

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors, executive officers, and other significant employees and their ages, positions and biographies are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. All of our directors hold office until the next annual meeting of our shareholders, or until their successors have been qualified after being elected or appointed. The are no family relationships among any of our directors and executive officers.

Directors, Executive Officers and Certain Significant Employees	Age	Position/Title	Director Since
Yuchuan Liu	50	Chairman of the Board, President, and Chief Executive Officer	September 2006
Zhicheng Zhou	50	Director and Chief Operating Officer	March 2008
Chongjun Duan	42	Director	April 2011
Robert Adler	78	Director	May 2011
Jennifer Li	44	Director	May 2011
Baoling Wang	45	Principal Accounting Officer	Not Applicable
Shukui Bian	50	Vice President & Chief Engineer	Not Applicable
Zhimin Zhong	59	Marketing Director	Not Applicable

Mr. Yuchuan Liu. Mr. Liu, 50, was appointed our Chairman, Chief Executive Officer and President on September 7, 2006. Mr. Liu graduated from North Industrial University, Beijing, PRC with a bachelor of science degree in electrical engineering. Mr. Liu has been a licensed senior engineer in the PRC since 1997. Mr. Liu was the Chairman of the board of directors and General Manager of Beijing Zhongran Weiye Gas Co., Ltd. between 2003 and 2006 and he was the Chairman of the board of directors of Beijing Xiangke Jiahua Petroleum and Natural Gas Co., Ltd. between 2000 and 2003. Prior to that, Mr. Liu served as CEO of Langfang Zhonggong Petroleum and Natural Gas Technology Co., Ltd. from 1997 to 1999. Prior to that, Mr. Liu served as the Chief of the Research and Development Department of PetroChina from 1983 to 1997. We believe that Mr. Yuchuan Liu, the founder of the Company, has the most extensive knowledge and experience in natural gas industry within the Company and this experience qualifies him to be Chairman of the Board.

Mr. Zhicheng Zhou. Mr. Zhou, 50, was appointed to be a director on our Board on March 13, 2008 and our Chief Operating Officer on October 19, 2006. Previously, Mr. Zhou served as the director and General Manager of Beijing Chenguang Gas Co., Ltd. from late 2002 to 2007. Prior to that, Mr. Zhou served as the Associate General Manager and later General Manager of Beijing Zhongran Xiangke Petroleum and Oil Technology Co., Ltd. between 2001 and 2002. Mr. Zhicheng Zhou, the COO of the Company, has extensive knowledge and experience in natural gas industry and we believe these qualify him to be a director of the Company.

Mr. Chongjun Duan. Mr. Duan, 42, was appointed to be a director on our Board on April 25, 2011. Mr. Duan is a member of the audit committee and the compensation committee of the Board and is the Chairman of the compensation committee. Since July 2002, he has been Chief Financial Officer and Vice President of Zhongyou New Energy Co., Ltd. In 1994, Mr. Duan received his bachelor’s degree in economics from Central University of Finance and Economics. In 2010, he received a master’s degree in executive business administration (EMBA) from Tsinghua University. Mr. Duan has extensive relevant industrial and management experience and has served as a member of the Board since 2011, and, as such, we believe him to be qualified to be a director of the Company.

Mr. Robert Adler. Mr. Adler, 78, was appointed to be a director on our Board on May 3, 2011. Mr. Adler is also a member of the audit committee and the compensation committee of our Board and is the Chairman of the audit committee of our Board. Most recently, he also served as a member of the board directors and the audit commitee of China Medicine Corp. from May 2006 to May 2010, and as a member of the board of directors and the audit committee of SinoEnergy Corp. from July 2006 to September 2010. Prior to that, in 2005, Mr. Adler taught financial English for a semester at Shanghai University of Finance and Economics. Mr. Adler’s prior experience also includes working as an investment adviser with UBS Financial Services, as a managing director for ING Furman Selz Asset Management, as Vice President and Senior Investment Officer of BHF Securities Corp. and DG Bank, New York Branch and working in various other positions within different organizations. Mr. Adler obtained a bachelor’s degree from Swarthmore College and studied at New York University School of Business Administration. Mr. Adler is a member of the Institute of Chartered Financial Analysts and a member of the New York Society of Security Analysts. Mr. Adler has extensive relevant financial and management experience and has served as a member of the Board since 2011, and, as such, we believe him to be qualified to be a director of the Company.

Ms. Jennifer Li. Ms. Li, 44, was appointed to be a director on our Board on May 3, 2011. Ms. Li is also a member of the audit committee and the compensation committee of our Board. Ms. Li is a certified public accountant. Most recently, from June 2001 to January 2007, Ms. Li was Hedge Fund Controller of Mercury Capital Management. Ms. Li’s prior experience also includes working as a Vice President and Senior Relationship Manager at Morgan Stanley, as a Vice President and Portfolio Manager at Transamerica Business Capital, and as a Senior Associate with JP Morgan Chase. Ms. Li received her bachelor’s degree in economics from Fudan University, and her master’s degree in management and administrative sciences from the University of Texas (Dallas). Ms. Li has extensive relevant financial and management experience and has served as a member of the Board since 2011, and, as such, we believe her to be qualified to be a director of the Company.

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Ms. Baoling Wang. Ms. Wang, 45, was appointed Principal Accounting Officer on August 1, 2011. Ms. Wang is a PRC Accountant and PRC Corporate Tax Professional and she won the title of “National Outstanding Finance Director” in 2009. Since 2005, Ms. Wang was general manager of the Finance Department and Vice President of Beijing Zhongran Weiye Gas Co., Ltd., an indirectly wholly owned subsidiary of Sino Gas International Holdings, Inc. Ms. Wang’s prior experience includes Financial Manager of Beijing Huiyuan Beverage and Food Group, Chief Accountant and Chief Financial Minister of Hubei Construction and Engineering Group Corporation, Executive Vice President and Chief Financial Minister of Hubei Jiyang Catering and Entertainment Company, and Minister of finance of Hubei Eken Construction and Engineering Company. Ms. Wang received her bachelor’s degree from Hubei University of Economics.

Mr. Shukui Bian. Mr. Bian, 50, was appointed our Vice President and Chief Engineer on September 7, 2006. Mr. Bian graduated from Daqing Petroleum Institute with a bachelor of science degree and from Petroleum University with a master’s degree. He served as Vice President of Beijing Zhongran Xiangke Petroleum and Oil Technology Co., Ltd. between 2000 and 2007. Prior to that, Mr. Bian had been with North China Oilfield’s first refinery factory for fourteen years. Mr. Bian was one of the industry experts that drafted the National Standards of Natural Gas Usage in Cities in China.

Mr. Zhimin Zhong. Mr. Zhong, 59, was appointed our Marketing Director on September 7, 2006. Mr. Zhong graduated from Nanjing University with a bachelor of science in philosophy. Mr. Zhong was the Marketing Director for Beijing Zhongran Weiye Gas Co., Ltd., between 2004-2006. Mr. Zhong was Vice President of Shenzhen Guoqi Real Estate Co., Ltd. from 1995 to 2004. Prior to that, Mr. Zhong served as a government official in several cities in Jiangxi Province between 1978 and 1995.

Corporate Governance and Board Matters

The Company’s current corporate governance practices and policies are designed to promote shareholder value and the Company is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls in compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with applicable laws. We also closely monitor guidance issued or proposed by the SEC as well as the emerging best practices of other companies.

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The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. The Board selects the Company’s officers and our officers serve at the discretion of our Board. The Board also delegates authority for the conduct of the Company’s day-to-day operations to those officers and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

Code of Ethics

We adopted a Code of Conduct and Ethics (the “Code”) in 2008. For a copy of the Code, please write to: Zhicheng Zhou our COO, Sino Gas International Holdings, Inc., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, PRC 100083.

Board Meetings and Annual Meeting Attendance Policy

In 2012, the Board held four (4) meetings, and the attendance rate of the directors was 100%. While the Company encourages the directors to attend the Annual Meeting, the Company does not have a formal policy with regard to Board members’ attendance at the Annual Meeting.

Board Leadership Structure and Risk Oversight

The Board currently consists of five (5) members: Yuchuan Liu, Robert Adler, Jennifer Li, Chongjun Duan, and Zhicheng Zhou. Robert Adler, Chongjun Duan and Jennifer Li  are “independent” (see “Director Independence” below).

Mr. Liu Yuchuan, with extensive experience in business development, and knowledge of the China’s natural gas industry, was elected as both our Chairman of Board and CEO to efficiently manage the Company. The Board believes it is in the best interest of the Company for the Board to periodically evaluate the leadership structure of the Company and make a determination regarding whether to separate or combine the roles of Chairman and CEO based on circumstances at the time of its decision. The Board currently believes that the combination of the roles of Chairman and CEO fosters clear accountability, effective decision-making and consistent direction and oversight of corporate strategy. Unified leadership for the Board and the Company best allows the Board and management to focus on the oversight and implementation of the Company’s strategic initiatives and business plan. It is management’s responsibility to manage risk and bring to the attention of the Board the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. We currently do not have a lead independent director.

During the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.
•	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Director Independence

Our common stock is currently quoted on the OTCBB. Since the OTCBB does not have its own rules for director independence, we use the definition of independence established by the NYSE MKT LLC (formerly the American Stock Exchange) (“NYSE Amex”). Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Board Committees

Audit Committee

Our current Audit Committee is comprised of three (3) members and those members are Robert Adler, Jennifer Li and Chongjun Duan. Robert Adler is the Chairman of the Audit Committee. At the present time, we believe that the members of our Audit Committee are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our company recognizes the importance of good corporate governance and as such appointed an Audit Committee comprised entirely of independent directors, including at least one financial expert, Robert Adler. The Audit Committee does not have a written charter.

In 2012, the Audit Committee met four (4) times and attendance was 100%.

Compensation Committee

Our Compensation Committee is comprised of three (3) members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Chongjun Duan, Jennifer Li and Robert Adler. Chongjun Duan is the current Chairman of the Compensation Committee.

The purpose of the Compensation Committee is to review senior management’s performance and determine compensation, and review and set guidelines for compensation of all employees. The Compensation Committee does from time to time delegate its authority regarding compensation. Yuchuan Liu, our CEO, provides input to the Compensation Committee regarding the compensation of our executive officers. Currently, no consultants are engaged or used by the Compensation Committee for purposes of determining or recommending compensation.

In 2012, the Compensation Committee met one (1) time and attendance was 100%.

Nominating Committee

The Board does not have a formal nominating committee, or a committee that performs similar functions, and does not have a nominating committee charter. The Board has concluded that the nominating process should not be limited to certain members so that a comprehensive selection of candidates can be considered. Therefore, the nomination process is conducted by the full Board.

Consideration of Director Nominees

Director Selection Process

In the case of a director nominee to fill a Board vacancy, the Board shall be responsible for selecting candidates. In nominating a candidate for Board membership, the Board shall take into consideration certain criteria including experience as well as any other factors the Board deems appropriate.

Shareholder Recommendations and Nominees

The Board has not adopted a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board will, however, consider nominees recommended by shareholders. Shareholders wishing to recommend candidates for Board membership must submit the recommendations in writing to the Company as directed under “Shareholder Proposals for the 2014 Annual Meeting” herein. The submitting shareholder’s name and address and pertinent information about the proposed nominee(s) similar to that set forth for nominees named herein should be included with such a proposal. Proposed nominees will be considered in light of their potential contributions to the Board, their backgrounds, their independence and such other factors as the Board considers appropriate.

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Communications with the Board

Interested parties wishing to communicate with the Board may do so by mail to our investor relations department at Chunying Chai, Investor Relations Contact, Sino Gas International Holdings, Inc. at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, Telephone number +86 10 8260 0041 ext. 834. Communications intended for a specific director or directors (e.g., an independent director, a committee chairperson or all of the non-management directors) should be addressed to their attention and sent, by mail, to the address above. The Board has appointed and authorized our investor relations department to process these communications and forward them to the appropriate Board member(s). If a communication is illegal, unduly hostile or threatening, or similarly inappropriate, the investor relations department of the Company has the authority to disregard or take appropriate action regarding any such communication.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October [●], 2013, certain information with respect to the beneficial ownership of our equity securities, by (i) any person or group with more than 5% of any class of our voting securities, (ii) each director, (iii) our chief executive officer and each other executive officer and (iv) all executive officers and directors as a group.

In determining beneficial ownership of the common stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of warrants or options which may be acquired within 60 days. In determining the percent of common stock owned by a person on October [●], 2013, (a) the numerator is the number of shares of the class beneficially owned by such person, including shares which the beneficial ownership may acquire within 60 days upon conversion or exercise of certain instruments, and (b) the denominator is the sum of (i) the total shares of that class outstanding on October [●], 2013, and (ii) the total number of shares issuable from the conversion or exercise of such instruments for such person. Unless otherwise stated, each beneficial owner has the sole power to vote and dispose of the shares.

	Amount and Nature of Beneficial Ownership Common Stock	Percent of Common Stock
Owner of More than 5% of Class
Eloten Group Ltd.	6,524,174	(1)%
Leading King Investment Limited	5,384,923	(2)%
Ching Kuen Lee	1,732,210	(3)(2)%
Tianbo Weng	6,635,209	(4)%
Lead Fame International Limited	25,806,451	(5)%
Zhonglin Dai	25,806,451	(5)%

Directors and Executive Officers		(8)
Yuchuan Liu	6,524,174	(1)%
Zhimin Zhong	393,581	(6)%
Zhicheng Zhou	7,000	(7)%
Shukui Bian	173,962	(6)%
Chongjun Duan	0	%
Jennifer Li	0	%
Baoling Wang	0	%
Robert Adler	0	%
All Directors and Executive Officers	7,098,717	%

(1)	Includes 6,524,174 shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock to Eloten Group Ltd., which are beneficially attributed to Mr. Yuchuan Liu. Mr. Liu and his wife hold an aggregate of 100% ownership interest in Eloten Group Ltd. The registered office of Eloten Group Ltd. is Akara Bldg., 24 De Castro Street, Wickham Cay I, Road Town, Tortola, British Virgin Islands.
(2)	Includes 5,384,923 shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock to Leading King Investment Limited (“Leading King”), which are beneficially attributed to Mr. Ching Kuen Lee (“Mr. Lee”). The registered office of Leading King is Portcullis Trust Net Chambers, P.O. Box 34444, Road Town Tortola, British Virgin Islands.
(3)	On October 20, 2011, Mr. Lee acquired 1,732,210 shares of the Common Stock on the public market. Mr. Lee’s address is unit 3605-07, 36/F., Metroplaza 2, 223 Hing Fong Road, New Territories, Hong Kong.
(4)	On June 30, 2011, Mr. Tianbo Weng (“Mr. Weng”) purchased 6,635,209 shares of the Common Stock from Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP. Mr. Weng’s address is Zhongyou Building, fifth floor, 151 Kaijin Road, Xuhui District, Shanghai, China 200235.
(5)	On September 25, 2013, Lead Fame International Limited (“Lead Fame”) acquired and converted an 8% convertible note (the “Note”) previously held by Goldfield International Investments Ltd. Upon conversion of the Note, 25,806,452 shares of Common Stock were issued to Lead Fame. Lead Fame’s principal business address is Portcullis Trust Net Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands. The sole shareholder and director of Lead Fame is Mr. Zhonglin Dai (“Mr. Dai”) and he has sole voting and dispositive power after the shares held by Lead Fame. Mr. Dai’s business address is Suite 1107, Office Tower C1, Oriental Plaza No.1 East Chang An Avenue, Beijing 100738, China.

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(6)	Shares of Common Stock issued to Gas (BVI) as a result of the consummation of the share exchange agreement are beneficially attributed to each of the Gas (BVI) shareholders based on each shareholder’s percentage ownership interest in Gas (BVI) immediately prior to execution of the share exchange agreement.
(7)	Includes 7,000 shares of Common Stock Mr. Zhicheng Zhou acquired on the market.
(8)	Except as otherwise stated, the address of the directors and executive officers listed in the table is: c/o Beijing Zhongran Weiye Gas Co., Ltd., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, China 10083.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers, directors and persons who own more than 10 percent of our Common Stock to file initial reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and over 10 percent shareholders are also required by SEC rules to furnish us with copies of all such forms they file. Based solely on our review of the copies of such forms we have received, or written representations from certain reporting persons, we believe that, during the year ended December 31, 2012, all executive officers, directors and over 10 percent shareholders filed on a timely basis all reports required to be filed by them under Section 16(a) with respect to our common stock, with the exceptions noted below:

•	Late Form 4 reports were filed for Yuchuan Liu, our chairman and Zhicheng Zhou, our director on January 28, 2013 to report the disposition of warrants and convertible notes to purchase shares of Common Stock.

Related Party Transactions Policy and Procedure

There were no related party transactions required to be reported under the rules and regulations of the SEC.

DIRECTOR COMPENSATION

Directors that are also employees are not currently additionally compensated for their services as a director. Our director compensation consists of cash only. Each non-employee director is paid an annual retainer of $10,000 plus any amount that is approved by the board on case-by-case basis for extra responsibilities that may occur. The following table shows the compensation of our directors for the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yuchuan Liu	$0	-	-	-	-	-	$0
Zhicheng Zhou	$0	-	-	-	-	-	$0
Chongjun Duan	$17,500	-	-	-	-	-	$17,500
Robert Adler	$22,500	-	-	-	-	-	$22,500
Jennifer Li	$17,500	-	-	-	-	-	$17,500

Mr. Adler’s compensation is higher due to his extra duties as chairman of the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Underlying Positions	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Yuchuan Liu	2012	$116,000	$74,000	-	-	-	$190,000
President & CEO	2011	$111,800	$73,200	-	-	-	$185,000
Zhicheng Zhou	2012	$114,000	$76,000	-	-	-	$190,000
Chief Operating Officer	2011	$109,400	$75,600	-	-	-	$185,000

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The salary of each officer is part of his agreement with the Company. The amounts of the bonuses of the executives are not performance based. For example, the CEO is guaranteed compensation paid in local currency Renminbi of approximately 1,200,000 per year (approximately $190,000 USD). At the end of the calendar year, if the actual paid compensation of the CEO for the calendar year is less than $190,000, the difference shall be paid as a “bonus” during the following year. Due to exchange rate fluctuations the bonus figures listed in the Summary Compensation Table represent estimates only.

Outstanding Equity Awards

None.

Equity Compensation Plan

The Board adopted a stock option plan on November 19, 2007 and reserved 1,460,000 shares of our common stock as options to be issued under the plan. No options were issued under the plan. The company revoked the stock option plan in December 2008.

Retirement, Post-Termination and Change in Control Description

The Company currently does not have retirement, post-termination and change in control arrangements for its officers.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee (the “Committee”) of the board of directors of Sino Gas International Holdings, Inc. (the “Company”) is comprised entirely of independent directors who meet the independence requirements of the Securities and Exchange Commission.

The Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of Company’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence. Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

AUDIT COMMITTEE

Mr. Robert Adler

Mr. Chongjun Duan

Ms. Jennifer Li*

* At the time the recommendation was made to the board, Jennifer Li was not a member of the Audit Committee.

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Information Concerning Competing Solicitations

On December 20, 2011, Ching Kuen Lee (“Mr. Lee”) together with Leading King Investment Limited (“Leading King”), two of the Company’s current shareholders, (the “Group”), filed with the Securities and Exchange Commission a Schedule 13D (the “Original Schedule 13D”). The Original Schedule 13D disclosed that on September 12, 2011, Mr. Lee purchased from the former shareholders of Leading King all of the ordinary shares of Leading King and as such obtained beneficial ownership of the 5,384,923 shares of the Company’s Common Stock held by Leading King. The Original Schedule 13D also disclosed that on October 20, 2011, Mr. Lee acquired an additional 1,732,210 shares of the Company’s Common Stock on the public market.

On May 31, 2013, the Group filed with the Securities and Exchange Commission an Amendment No. 1 to the Original Schedule 13D (the “13D Amendment”). The 13D Amendment indicated that the Group intended to attempt to solicit proxies from the shareholders of the Company to vote for an opposing slate of director candidates at the Annual Meeting, including independent directors, and specifically set forth the intent to include Mr. Lee as one nominee.

The Group, however, did not recommend any of its director candidates to the Board for consideration under the Board’s procedures for evaluating and qualifying director nominees.

On September 16, 2013, the Board unanimously passed resolutions to nominate the nominees listed in this Proxy Statement for election at the Annual Meeting. As of the date those resolutions, the Group had not yet provided to the Board the names or qualifications of any of the other intended nominees.

In light of the information set forth above, the shareholders should be aware that the Group may solicit proxies to vote for an opposing slate of nominees for election as directors of the Company at the Annual Meeting.

As a result of the potential solicitation of proxies by the Group, the Company’s expenses related to its solicitation of proxies will exceed those normally spent for an annual meeting. Such additional costs, excluding the costs of litigation (if any), are expected to be comprised of fees of outside counsel to advise the Company in connection with a contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of the Company’s stock, as described above, and the costs of retaining an independent inspector of election.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN “STREET NAME,” ONLY YOUR BANK OR BROKER CAN VOTE YOUR SHARES. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE PROXY CARD AS SOON AS POSSIBLE.

THE BOARD URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MR. LEE OR THE GROUP. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY CARD IN THE ENCLOSED ENVELOPE.

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MANAGEMENT PROPOSALS TO BE VOTED ON

PROPOSAL 1:	ELECTION OF DIRECTORS

There are currently five (5) directors serving on the Board. At the Annual Meeting, five (5) directors will be elected, each to hold office until the next annual meeting of shareholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The nominees (the “Nominees”) who have been unanimously nominated by the Board for election to the Board at the Annual Meeting are listed below. Each of the Nominees is a current director of the Company.

Yuchuan Liu

Zhicheng Zhou

Chongjun Duan

Robert Adler

Jennifer Li

The section titled “DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE” on pages [●] of this Proxy Statement contain more information about the leadership skills and experiences that caused the Board to determine that these nominees should serve as directors of the Company.

The Nominees have consented to be named in this Proxy Statement and serve as directors of the Company if elected. The Board has no reason to believe that any of the Nominees will be unwilling or unable to serve, if elected as a director.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

Recommendation of the Board

Proxies submitted on the accompanying proxy card will be voted FOR the election of the Nominees listed above, unless the proxy card is marked otherwise. If, as a result of circumstances not now known or foreseen, any of the Nominees is unavailable to serve as a nominee for the office of director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly.

The Board recommends a vote FOR the election of the five (5) Nominees for election to the Board proposed by the Board. The Group may seek to elect a competing slate of nominees to the Board. The nomination of this competing slate is in opposition to the nominations of Yuchuan Liu, Zhicheng Zhou, Chongjun Duan, Robert Adler, and Jennifer Li proposed by your Board. YOUR BOARD BELIEVES THAT THE ELECTION OF THE COMPETING NOMINEES WOULD NOT BE IN YOUR BEST INTEREST AND URGES YOU NOT TO SUBMIT ANY PROXIES SENT TO YOU FOR THE PURPOSE OF ELECTING THE COMPETING NOMINEES. The Board believes that voting for the Nominees is in your best interest and strongly recommends that you vote for the Nominees. The Board believes the Nominees provide our Board with a diverse and complementary mix of experience and expertise both in our industry, related industries and elsewhere, and that the Nominees will continue to contribute substantial leadership and insight from their respective fields to the Board and will be well-suited to lead the Company into the future.

THE COMPANY’S BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF Yuchuan Liu, Zhicheng Zhou, Chongjun Duan, Robert Adler, and Jennifer Li AS DIRECTORS.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THE BOARD URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MR. LEE OR THE GROUP. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY CARD IN THE ENCLOSED ENVELOPE.

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PROPOSAL TWO: ADVISORY VOTE ON THE RATIFICATION OF EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including in the Summary Compensation Table, and the related executive compensation notes and narratives, is hereby approved on an advisory, non-binding basis.”

Because your vote is non-binding and advisory, the outcome of the vote will not be binding upon the Board. However, the Compensation Committee and the Board will seriously consider the outcome of the vote when considering future executive compensation arrangements.

The Board believes the Company’s compensation structure is effective in aligning the compensation of the executive officers with the Company’s short-term and long-term goals, and that such compensation and incentives are designed to attract, retain and motivate the executive officers who are directly responsible for the Company’s continued success.

Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “EXECUTIVE COMPENSATION” of this Proxy Statement.

The non-binding advisory resolution regarding the compensation of the named executive officers described in this proposal shall be approved if it receives the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Abstentions will not be counted as either votes cast for or against the resolution. If no voting specification is made on a properly returned or voted proxy card, the proxies will vote FOR the compensation of the named executive officers.

The Board recommends that the shareholders vote “FOR” the adoption of the advisory resolution set forth above.

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PROPOSAL THREE:      ADVISORY VOTE ON FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION

Also, as required by Section 14A of the Exchange Act a separate proposal is being included to determine whether the advisory shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

The Board of Directors is recommending a shareholder vote of every three years since it believes this is the most appropriate timeframe for the Company and its shareholders to evaluate the Company’s overall compensation philosophy, design and implementation. A three-year period is more closely aligned with the longer-term view that the Compensation Committee takes with respect to the more significant components of our named executive officers’ compensation, and would allow shareholders the opportunity to evaluate the effectiveness of these programs over the time frames that they are intended to generate performance.

When casting your vote on this resolution, you should mark your proxy for every year, every two years, or every three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. You may also choose to abstain from voting on this proposal. The frequency alternative receiving the highest number of votes will be deemed to be the selection of the shareholders.

The Board recommends a vote for “THREE YEARS”

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ADDITIONAL ITEMS

Shareholder Proposals for the 2014 Annual Meeting

Any shareholder who intends to present a proposal at the 2014 Annual Meeting of Shareholders and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must deliver the proposal to our investor relations department, Chunying Chai, at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, no later than the close of business on [●], 2014. A proposal that is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Any shareholder who intends to present a proposal, other than as set forth above, at the 2014 Annual Meeting of Shareholders other than for inclusion in the Company’s proxy statement and form of proxy must deliver the proposal to our investor relations department, Chunying Chai, at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, no later than the close of business on [●], 2014 or such proposal will be untimely. The Company reserves the right to exercise discretionary voting authority on the proposal if a shareholder has failed to submit the proposal by [●], 2014.

Annual Report on Form 10-K

If you would like an additional copy of the Annual Report on Form 10-K for the year ended December 31, 2012, you may find this document at www.sino-gas.com under the “Investors” caption link. Alternatively, any shareholder wishing to receive, without charge, a copy of this document should send a written request to our investor relations department at: Chunying Chai, Sino Gas International Holdings, Inc., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China.

The references to the Company’s website in this Proxy Statement do not constitute, and should not be deemed, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this Proxy Statement.

Other Matters

As of the date of this Proxy Statement and other than set forth in this Proxy Statement, the Board has no knowledge of any business that will be presented for consideration at the Annual Meeting. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

October [●], 2013	By Order of the Board of Directors,

/s/ Yuchuan Liu
Yuchuan Liu
Chairman of the Board and Chief Executive Officer

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Appendix A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

The following table sets forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of the directors, officers and employees of the Company who, under SEC rules, are “participants” in our solicitation of proxies from Company shareholders in connection with the Annual Meeting. Unless otherwise indicated, the principal business address for the participants is Beijing Zhongran Weiye Gas Co., Ltd., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, China 10083. The table also includes the number of shares of our Common Stock beneficially owned by each participant, which includes shares that may be acquired by the exercise of stock options within 60 days of October [•], 2013. None of the participants is the record owner of any shares of our Common Stock that such person does not own beneficially.

Name	Occupation and Address	Shares Owned
Yuchuan Liu	Chairman of the Board, President, and Chief Executive Officer of the Company	6,524,174
Zhicheng Zhou	Director and Chief Operating Officer of the Company	7,000
Chongjun Duan	Director of the Company Vice President of Zhongyou New Energy Co., Ltd. 4F, 26 Gu Lou Wai Da Jie, Dong Cheng District, Beijing	0
Robert Adler	Director of the Company	0
Jennifer Li	Director of the Company	0
Baoling Wang	Principal Accounting Officer of the Company	0
Shukui Bian	Vice President & Chief Engineer of the Company	173,962
Zhimin Zhong	Marketing Director of the Company	393,581

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information concerning all purchases and sales of shares of Company Common Stock by, and stock options granted to, the participants listed above during the past two years (October [•], 2011 through October [•], 2013). Except as set forth below, none of the purchase price or market value of the shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the shares. To the extent that any part of the purchase price or market value of any of the shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the shares, the amount of the indebtedness of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

Shares of Common Stock Purchased or Sold/Stock Option Grants
Name	Date	Number of Shares	Footnote
Yuchuan Liu	11/20/2012	112,869	(1)
Zhicheng Zhou	11/20/2012	112,869	(2)
Chongjun Duan	None	None
Robert Adler	None	None
Jennifer Li	None	None
Baoling Wang	None	None
Shukui Bian	None	None
Zhimin Zhong	None	None

(1)	Comprised of amount of Common Stock issuable on exercise or conversion, as the case may be, of Warrants and 8% Senior Secured Convertible Notes that were sold on November 20, 2012.
(2)	Comprised of amount of Common Stock issuable on exercise or conversion, as the case may be, of Warrants and 8% Senior Secured Convertible Notes that were sold on November 20, 2012.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in the Proxy Statement, no associate of any person listed in the first table above beneficially owns any shares of Common Stock or other securities of the Company. Except as described in this Appendix A or in the Proxy Statement, there have been no transactions since the beginning of our last fiscal year, and there are no currently proposed transactions, in which we or our subsidiary was or is to be a party, in which the amount exceeds $120,000, and in which any of the persons listed in the first table above or any of his or her associates had or will have a direct or indirect material interest.

Except as described in this Appendix A or in the Proxy Statement, no person listed in the first table above, or any of his or her associates, has entered into any agreement or understanding with any person respecting any future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party, except for customary terms of employment for the positions listed in the table. Except as described in this Appendix A or in the Proxy Statement, for employee equity awards or for proxies given in connection with our Annual Meeting of shareholders, there are no contracts, arrangements or understandings by any of the persons listed in the first table above within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

None of the persons listed in the first table above beneficially owns any securities of any parent or subsidiary of the Company.

Except as described in this Appendix A or in the Proxy Statement, no person listed in the first table above has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Preliminary Copy — Subject to Completion Dated October 22, 2013

SINO GAS INTERNATIONAL HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS

To be held November 18, 2013

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated October [●], 2013 and the Annual Report of Sino Gas International Holdings, Inc., a Utah corporation (the “Company”), for the fiscal year ended December 31, 2012, and hereby appoints Yuchuan Liu, the Company’s President and Chief Executive Officer, and Zhicheng Zhou, the Company’s Chief Operating Officer, and each of them, as proxies, each with the power to appoint his/her substitute, of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock, which the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders to be held on November 18, 2013 (the “Annual Meeting”), and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, and FOR THREE YEARS in Proposal 3.

The undersigned hereby instructs said proxies or their substitutes:

Proposal 1.	Election of Directors

☐    FOR all nominees listed below (except as marked to the contrary below):

Yuchuan Liu

Zhicheng Zhou

Chongjun Duan

Robert Adler

Jennifer Li

☐ WITHHOLD AUTHORITY (to vote for all nominees listed below) (to withhold authority to vote for any individual, check the box in front of the nominee’s name in the list below):

☐ Yuchuan Liu

☐ Zhicheng Zhou

☐ Chongjun Duan

☐ Robert Adler

☐ Jennifer Li

Proposal 2.	Advisory resolution to approve, on a nonbinding basis, the compensation of the Company’s named executive officers as described in this proxy statement;

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.	Advisory resolution to approve, on a non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers; and

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
☐	☐	☐	☐

Proposal 4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR APPROVAL OF ALL OTHER PROPOSALS UNLESS OTHERWISE INDICATED. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED OCTOBER [●], 2013 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated October [●], 2013, and the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2012 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2013

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Change of Address (Please print new address below):
I plan to attend the Annual Meeting: Yes ☐ No ☐